                            OPPENHEIMER MONEY MARKET FUND, INC.

                               Supplement dated July 8, 2005
                         to the Prospectus dated September 27, 2004

This  supplement  amends  the  Prospectus  dated  September  27,  2004 and is in addition to the Supplement dated February 18, 2005.

This Prospectus is revised as follows:

1. The paragraph  directly under the "Annual Fund Operating  Expenses"  table in the section of the Prospectus  captioned  "ABOUT THE FUND - FEES AND EXPENSES OF
THE FUND," on page 5, should be deleted in its entirety  and  replaced  with the following:

     Expenses may vary in future years.  "Other Expenses" include transfer agent fees,  custodial  fees, and accounting and legal expenses paid by the Fund.
     The  Transfer  Agent has  voluntarily  undertaken  to the Fund to limit the transfer  agent  fees to 0.35%  for  Class A shares  and  0.10% for Class Y shares of average  daily net assets per fiscal  year for each  class.  That undertaking  may be amended or withdrawn at any time. For the Fund's fiscal year  ended  July 31,  2004,  the  transfer  agent  fees did not exceed the expense limitation.  1. Class Y shares were not offered for sale during the
     Fund's last fiscal year.  The  expenses are based on the expected  expenses for Class Y for the current fiscal year.

July 8, 2005                                                PS0200.014